Exhibit 99.7

INTERNAL DOCUMENT – NOT INTENDED FOR FURTHER DISTRIBUTION

Master Q&A

Top Qs

1.	What is the rationale for this transaction? Why is now the right time for American Dental Partners to return to being a private company?

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The benefits of being a small-cap publicly traded company, particularly the access to capital provided by the public markets, are being outweighed by the costly, burdensome and time intensive requirements associated with being public.

•	Exiting the public markets, with the assistance of JLL Partners, will allow us to further focus our investment and resources on our long-term growth strategy and on our core asset – our people.

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The agreement with JLL Partners was reached after careful evaluation by a special committee consisting of independent directors that determined that this transaction was the best option to recognize the company’s current value for existing shareholders and to support the company’s future growth plans.

•	JLL Partners believes in the depth and ability of our management team and in the quality of its affiliated dental group practices.

2.	Why is JLL Partners the right buyer for American Dental Partners?

•	JLL Partners believes in our core values and shares our long-term vision for the company.

•	JLL Partners will provide us with greater flexibility to continue investing and focusing on the company’s people and operations.

•	Our culture and mission are important reasons why JLL Partners wants to invest in the company.

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JLL Partners will be committed to our strategic goals: partnership in management, quality care and service, operating excellence, quality of work life, integration of technology, financial performance and continuous growth.

3.	What was the process that led to this transaction?

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The agreement with JLL Partners was reached after careful evaluation by a special committee consisting of independent members of our Board of Directors that determined that this transaction was the best option to recognize the company’s current value for existing shareholders and to support the company’s future growth plans.

4.	Was American Dental Partners actively seeking bids or did JLL Partners approach American Dental Partners?

•	We are required to file a proxy statement with the Securities and Exchange Commission that will include details about the process through which we reached this agreement.

5.	What are the financial specifics of the transaction?

•	Under the terms of the agreement, JLL Partners has agreed to pay $19.00 for each ADPI share.

•	This is an all-cash transaction.

6.	What are the steps to completion in this transaction?

•	The merger agreement includes a go-shop provision during which we will determine whether other prospective buyers would offer even more value for the company.

•	During that time, we will file a proxy statement, and the transaction (or any alternative transaction) will ultimately be subject to a shareholder vote.

•	Subject to the results of the go-shop effort, and satisfaction of customary closing conditions, we expect the transaction to close during the first quarter of 2012.

7.	Will American Dental Partners’ management team stay in place?

•	We expect that Greg Serrao and the management team will continue in their current positions.

8.	What impact will this transaction have on American Dental Partners’ business model and relationships?

•	This transaction is not expected to impact our day-to-day engagement with our team members, affiliated practices and dentists, the patients we collectively serve or our commercial partners.

•	We anticipate no changes to our service agreements with our affiliated practices or in the way we interact with any of our partners as a result of this transaction.

•	We will continue to strive to be the nation’s leading business partner to dental group practices and will remain committed to high quality oral health care.

9.	How will American Dental Partners benefit from being owned by JLL Partners?

•	Exiting the public markets with the assistance of JLL Partners will allow us to sharpen our focus on our business, our growth strategy and our people.

•	This transaction enables us to align with an owner who is committed to our core values, strategic goals and objectives, commitment to quality care and long-term growth outlook.

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JLL Partners is invested in our strategic goals: partnership in management, quality care and service, operating excellence, quality of work life, integration of technology, financial performance and continuous growth.

10.	How will this impact American Dental Partners’ ongoing investment in its programs and initiatives?

•	There are expected to be no changes to our ongoing initiatives as a result of this transaction.

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We have significantly increased our capital investment programs in the past year to convert each of our affiliated dental group practices to EDR and digital radiology technology and to grow our affiliated practices. This transaction enables us to continue that growth.

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We remain committed to opportunities that are best for our affiliated practices and dentists, team members and the patients we collectively serve. We will continue to invest in our people and our business.

11.	What does the “go-shop” provision mean? Is this deal final?

•	This provision permits our Board of Directors to solicit higher bids from other potentially interested parties for a specified period.

•	These types of provisions are common in transactions involving private equity firms and are designed to ensure that a company reaches the best possible deal for its shareholders.

12.	Does this go-shop provision mean that the deal is not final? Is there a termination fee in the agreement if American Dental Partners receives a higher bid?

•	This provision does not necessarily guarantee that a higher or better offer will be made for the company.

•	If there is a proposal from another buyer that is attractive for existing shareholders, the special committee will certainly evaluate its merits.

•	The terms of the termination fee are customary and will be part of the merger agreement that will be filed with the SEC.

Team Members

13.	Will compensation and benefits be affected?

•	We do not anticipate any impact on salary or bonus compensation as a result of this transaction.

14.	Will any locations be closed or jobs relocated as a result of this transaction?

•	We do not expect any locations to be closed or jobs relocated. JLL Partners is buying American Dental Partners for the strength and quality of its business.

•	They have a long-term view on the future of dentistry, our company and how our company will capitalize on the growth opportunities in the dental profession.

15.	Will my reporting structure change with this announcement?

•	There will be no changes in your reporting structure or in the way that you interact with one another as a result of this transaction.

16.	Does new ownership mean that American Dental Partners’ culture will change?

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JLL Partners highly values our culture and supports our mission to build a healthy, enduring organization. JLL Partners supports our core values, our culture and how we conduct our business. These were all important reasons in their decision to acquire the company.

•	Our culture and commitment to our people have remained unchanged through various phases of ownership over the last 15 years – and this will be the case for the current transaction.

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We remain committed to opportunities that are best for our affiliated practices and dentists, team members and the patients we collectively serve. We will continue to invest in our people and our business.

17.	How will this transaction affect my relationship with patients?

•	This will have no impact on your relationship with patients, the way you interact with them or the way you care for them.

•	We remain committed to high quality oral health care.

18.	Will this announcement affect any training or investment programs, such as the ADPI Leadership Institute or ADPI Online University and capital investment projects?

•	No. We remain committed to opportunities that are best for our affiliated practices and dentists, team members and the patients we collectively serve. We will continue to invest in our people and our business.

•	We expect that there will be no changes to our training and development programs, including classroom training programs and ADPI Online University, as a result of this transaction.

•	ADPI Leadership Institute accepted 82 additional participants in 2011 and we’re in the process of selecting new participants for 2012.

•	We will also continue with our scheduled rollout of EDR and digital radiology technology.

19.	I am a participant in the ESPP – what will happen to this plan and my stock?

•	Your stock will be purchased as a part of the transaction at $19.00 per share at closing which is contemplated to occur during the first quarter of 2012.

•	Additional information will be filed in the company’s proxy statement.

20.	I am a stock option holder – what will happen to my options?

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Your stock options, including those that are unvested, will immediately vest upon closing of the transaction which is contemplated to occur during the first quarter of 2012, and you will be paid an amount for each option equal to the amount, if any, by which $19.00 exceeds the option exercise price, multiplied by the number of shares subject to the option.

•	Additional information will be filed in the company’s proxy statement.

Dentists

21.	Will any changes be made to the current model through which we work with American Dental Partners?

•	We expect this transaction will not impact our day-to-day engagement with our affiliated dental group practices or dentists.

•	We do not anticipate any changes to our service agreements with our affiliated practices or in the way we interact with any of our partners as a result of this transaction.

•	With JLL Partners, we will continue to strive to be the nation’s leading business partner to dental group practices and remain committed to high quality oral health care.

22.	How will this affect my access / relationship with American Dental Partners’ management or other contacts within the company?

•	There will be no changes in the way we interact and communicate with you.

•	We expect that Greg Serrao and the management team will continue in their current positions.

23.	How will the transaction affect my ability to care for patients?

•	This will have no impact on your relationship with patients, the way you interact with them or how you care for them.

•	We remain committed to high quality oral health care.

24.	Who is JLL Partners? Why are they a good buyer for American Dental Partners?

•	JLL Partners is a leading private equity firm.

•	This transaction enables us to align with an owner who is committed to our core values, strategic goals and objectives, commitment to quality care and long-term growth outlook.

Commercial Partners (vendors, distributors, insurers)

25.	How does this affect our relationship? Will there be any changes to present agreements?

•	We expect no changes in our present service agreements or relationships as a result of this transaction.

•	Keeping the best relationships with our vendors and partners is an important part of how we conduct our business.

26.	Will my day-to-day point of contact change?

•	Your primary point of contact will not change.

•	There will be no changes in our present service agreements or relationships as a result of this transaction.

Investors

27.	Is this deal contingent upon financing?

•	JLL Partners has received financing commitments from KeyBank National Association, CIT Healthcare, LLC and NXT Capital, LLC to finance the acquisition.

•	The financing commitments have the customary conditions for transactions like this one, so we cannot assure you that the financing will be available.

•	If financing for the transaction is not finalized under the financing commitments through no fault of ours, we may be entitled to receive a reverse termination fee from JLL Partners.

28.	Which regulatory approvals do you need for this deal?

•	This transaction will require a customary Hart-Scott-Rodino anti-trust filing.

29.	Do you expect to receive other bids?

•	We can’t speculate on this matter.

30.	When do you expect this transaction to close?

•	We expect this transaction to close during the first quarter of 2012, subject to the results of the go-shop effort and satisfaction of customary closing conditions.

Additional Information and Where to Find It:

This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed transaction, the Company intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by the

Company with the Securities and Exchange Commission (when available) at the Securities and Exchange Commission’s website at http://www.sec.gov or at the Company’s website at http://www.amdpi.com. The proxy statement and other relevant materials (when available) may also be obtained for free from the Company by directing a request to American Dental Partners, Inc., 401 Edgewater Place, Suite 430, Wakefield, Massachusetts 01880, telephone (781) 224-0880. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Participants in Solicitation:

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. Information concerning the interests of the Company’s participants in the solicitation is, and will be, set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously or in the future filed with the Securities and Exchange Commission, and in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov and from the Company at http://www.amdpi.com, or by directing a request to American Dental Partners, Inc., 401 Edgewater Place, Suite 430, Wakefield, Massachusetts 01880, telephone (781) 224-0880.